SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): January 7, 2004


                                  ASHLAND INC.
             (Exact name of registrant as specified in its charter)


                                    Kentucky
                 (State or other jurisdiction of incorporation)

              1-2918                                          61-0122250
      (Commission File Number)                               (I.R.S. Employer
                                                           Identification No.)


   50 E. RiverCenter Boulevard, Covington, Kentucky           41012-0391
      (Address of principal executive offices)                (Zip Code)


   P.O. Box 391, Covington, Kentucky                          41012-0391
           (Mailing Address)                                  (Zip Code)


        Registrant's telephone number, including area code (859) 815-3333



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Item 5.  Other Events
------   ------------

     On January 7, 2004, Ashland Inc. ("Ashland") announced that Garry M. Higdem, P.E., formerly with Granite Construction (Watsonville, CA), has been named to succeed David J. D'Antoni as President of Ashland Paving And Construction, Inc., the parent corporation of the APAC group of companies, and a wholly-owned subsidiary of Ashland. Higdem will report to James J. O'Brien, Chairman and Chief Executive Officer of Ashland. Higdem will hold the titles of Senior Vice President of Ashland, and President, Ashland Paving And Construction, Inc. The appointment is effective Monday, January 12, 2004.

     The APAC group of companies operates in 14 Southern and Midwestern states. APAC's assets consist of 96 aggregate production facilities, including 35 permanent operating quarry locations; 65 ready-mix concrete plants; 239 hot-mix asphalt plants; and more than 15,000 pieces of mobile equipment.

                                 SIGNATURES
                                 ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  ASHLAND INC.
                                   ----------------------------------------
                                                  (Registrant)



Date:  January 7, 2004                    /s/ J. Marvin Quin
                                   ----------------------------------------
                                   Name:     J. Marvin Quin
                                   Title:    Senior Vice President and
                                             Chief Financial Officer



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